UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2023

TreeHouse Foods, Inc.
(Exact name of registrant as specified in charter)

Commission File Number: 001-32504

Delaware		20-2311383
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2021 Spring Road Suite 600
Oak Brook	IL	60523
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.     Material Modification to Rights of Security Holders

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, at its Annual Meeting of Stockholder (“Annual Meeting”) on April 27, 2023, the stockholders of TreeHouse, Inc. (the “Company”), upon the recommendation of the Board of Directors, approved amendments to the Company’s certificate of incorporation (the “Charter Amendments”) to declassify the Company’s Board of Directors and phase in annual director elections over a period of three years, so that beginning with the Company’s 2026 annual meeting of stockholders, the declassification of the Board of Directors will be complete and all directors will be subject to annual election for one-year terms. As a result, the Company filed a Certificate of Amendment setting forth the Charter Amendments (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 26, 2023. The Certificate of Amendment became effective upon filing. Following the filing of the Certificate of Amendment, the Company filed the Restated Certificate of Incorporation (the “Restated Certificate”), which restated and integrated, but did not further amend, the certificate of incorporation, with the Secretary of State of the State of Delaware on May 26, 2023. The Restated Certificate became effective upon filing.
In addition, the Board of Directors approved conforming amendments to the Company’s by-laws (the “By-Law Amendments”, and such by-laws, as amended and restated, the “Amended and Restated By-Laws”), subject to stockholder approval of the Charter Amendments and the filing and effectiveness of the Certificate of Amendment. Accordingly, the By-Law Amendments took effect upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.
The foregoing summaries of the Charter Amendments and the By-Law Amendments do not purport to be complete and are qualified in their entirety by reference to (i) the descriptions of the Charter Amendments and the By-Law Amendments set forth under the headings “Proposal Five: Approval of Amendments to the Company’s Certificate of Incorporation to Declassify the Board of Directors and Phase-in Annual Director Elections” of the Company’s definitive proxy statement as filed with the U.S. Securities and Exchange Commission on March 13, 2023 and (ii) the Certificate of Amendment, the Restated Certificate and the Amended and Restated By-Laws, copies of which are attached as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits
(d)Exhibit

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment of Certificate of Incorporation of TreeHouse Foods, Inc.
3.2	Restated Certificate of Incorporation of TreeHouse Foods, Inc. as amended on May 26, 2023
3.3	Amended and Restated By-Laws of TreeHouse Foods, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	May 30, 2023	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, Chief Human Resources Officer, General Counsel, and Corporate Secretary